DELAWARE GROUP STATE TAX-FREE INCOME TRUST
Delaware Tax-Free Pennsylvania Fund

(the "Fund")

Supplement to the Fund's Prospectus
dated June 28, 2005

On August 18, 2005, the Board of Trustees of Delaware Group State Tax-Free Income Trust unanimously voted to approve changes to the investment strategies and policies of Delaware Tax-Free Pennsylvania Fund (the "Fund"). All changes are effective as of 60 days after the date of this Supplement.

The following amends the information regarding inverse floaters in the section "The securities we typically invest in" in the Fund's Prospectus:

Securities	How we use them

Inverse floaters: Inverse floaters are a type of derivative tax-exempt obligation with floating or variable interest rates that move in the opposite direction of short-term interest rates. Consequently, the market values of inverse floaters will generally be more volatile than other tax-exempt investments.

The Fund may invest in inverse floaters. The Fund may invest up to 25% of the Fund's net assets in inverse floaters when the underlying bond is tax-exempt. Otherwise, the Fund's investments in taxable investments and securities rated below investment grade, including inverse floaters on taxable bonds, are limited to 20% of the Fund's net assets.

Investments in inverse floaters could increase the volatility of the Fund's share price.

The following supplements the information in the section "The securities we typically invest in" in the Fund's Prospectus:

Securities	How we use them

Futures contracts: Futures are agreements for the purchase or sale of securities (or index of securities) at a Aspecified price, on a specified date. Unlike an option, a futures contract must be executed unless it is sold before the settlement date.

Certain futures and options on futures may be considered to be derivative securities.

The Fund may invest in futures, options and closing transactions related thereto. These activities will not be entered into for speculative purposes, but rather for hedging purposes and to facilitate the ability to quickly deploy into the market the Fund's cash, short-term debt securities and other money market instruments at times when the Fund's assets are not fully invested. The Fund may only enter into these transactions for hedging purposes if it is consistent with its respective investment objective and policies.

The Fund may invest up to an aggregate of 20% of the Fund's net assets in futures, options and swaps as long as the Fund's investment in these securities when aggregated with other taxable investments and securities that are rated below investment grade does not exceed 20% of the Fund's total net assets.

At times when we anticipate adverse conditions, we may want to protect gains on securities without actually selling them. We might use futures or options on futures to neutralize the effect of any price declines, without selling a bond or bonds.

Use of these strategies can increase the operating costs of the Fund and can lead to loss of principal.

Options: Options are a right to buy or sell a security at an agreed upon price at a future date. The purchaser of an option may or may not choose to go through with the transaction.

Certain options may be considered to be derivative securities.

The Fund may invest in futures, options and closing transactions related thereto. These activities will not be entered into for speculative purposes, but rather for hedging purposes and to facilitate the ability to quickly deploy into the market the Fund's cash, short-term debt securities and other money market instruments at times when the Fund's assets are not fully invested. The Fund may only enter into these transactions for hedging purposes if it is consistent with its investment objective and policies.

The Fund may invest up to an aggregate of 20% of the Fund's net assets in futures, options and swaps as long as the Fund's investment in these securities when aggregated with other taxable investments and securities that are rated below investment grade does not exceed 20% of the Fund's total net assets.

Use of these strategies can increase the operating costs of the Fund and can lead to loss of principal.

Interest rate swaps and index swap agreements: In an interest rate swap, a fund receives payment from another party based on a floating interest rate in return for making payments based on a fixed interest rate. An interest rate swap can also work in reverse, with a fund receiving payments based on a fixed interest rate and making payments based on a floating interest rate. In an index swap, a fund receives gains or incurs losses based on the total return of an index, in exchange for making fixed or floating interest rate payments to another party.

The Fund may use interest rate swaps to adjust its sensitivity to interest rates by changing its duration. The Fund may also use interest rate swaps to hedge against changes in interest rates. The Fund may use index swaps to gain exposure to markets that the Fund invests in and may also use index swaps as a substitute for futures, options or forward contracts if such contracts are not directly available to the Fund on favorable terms.

The Fund may invest up to an aggregate of 20% of the Fund's net assets in futures, options and swaps as long as the Fund's investment in these securities when aggregated with other taxable investments and securities that are rated below investment grade does not exceed 20% of the Fund's total net assets.

Use of these strategies can increase the operating costs of the Fund and lead to loss of principal.

The following supplements the information in the section "The risks of investing in the Fund" in the Fund's Prospectus:

Risks	How we strive to manage them

Derivatives risk is the possibility that the Fund may experience a significant loss if it employs a derivatives strategy (including a strategy involving inverse floaters, futures, options, and swaps such as interest rate swaps and index swaps) related to a security or a market index and that security or index moves in the opposite direction from what the portfolio manager had anticipated. A significant risk of derivative transactions is the creditworthiness of the counter-party, since the transaction depends on the willingness and ability of the counter-party to fulfill its contractual obligations. Derivatives also involve additional expenses, which could reduce any benefit or increase any loss to a fund from using the strategy.

We will use derivatives for defensive purposes, such as to protect gains or hedge against potential losses in the portfolio without actually selling a security, to neutralize the impact of interest rate changes, to improve diversification or to earn additional income. We will generally not use derivatives for reasons inconsistent with our investment objectives.

This Supplement is dated January 3, 2006.